UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2011

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 10, 2011, Auxilium Pharmaceuticals, Inc. (the “Company”) issued a press release announcing preliminary unaudited net revenue for both the quarter ended December 31, 2010 and the full year 2010. A copy of the press release issued by the Company is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Our Chief Executive Officer and President, Armando Anido, our Chief Financial Officer, James Fickenscher, and our Vice President of Investor Relations and Corporate Communications, Will Sargent, will present to various investors during the month of January 2011. A copy of the presentation materials is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. This presentation will first be used during an investor meeting at 7:00 a.m. ET on Monday, January 10, 2011. Mr. Anido is scheduled to give this presentation at 4:00 p.m. PT on Tuesday, January 11, 2011 at the 29th Annual J.P. Morgan Healthcare Conference (the “Conference”) to be held January 10-13, 2011 at the Westin St. Francis Hotel in San Francisco, CA.

An audio feed of the presentation at the Conference will be simultaneously webcast on Auxilium’s web site at

http://www.auxilium.com and archived for future review until on or about ninety days after the Conference. The presentation materials will also be available on Auxilium’s web site and archived for future review until on or about February 10, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be “filed”:

  99.1       Press Release dated January 10, 2011 issued by Auxilium Pharmaceuticals, Inc.

The following presentation is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 7.01 and shall not be deemed to be “filed”:

99.2	Presentation materials to be used by Armando Anido, the Company’s Chief Executive Officer and President, James Fickenscher, the Company’s Chief Financial Officer, and Will Sargent, the Company’s Vice President of Investor Relations and Corporate Communications, during presentations in the month of January 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: January 10, 2011	By:	/S/ JAMES E. FICKENSCHER
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 10, 2011 issued by Auxilium Pharmaceuticals, Inc.

99.2	Presentation materials to be used by Armando Anido, the Company’s Chief Executive Officer and President, James Fickenscher, the Company’s Chief Financial Officer, and Will Sargent, the Company’s Vice President of Investor Relations and Corporate Communications, during presentations in the month of January 2011.